UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2026 (June 30, 2026)

CXApp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Palo Alto Square, Suite 200 3000 El Camino Real California, CA	94306
(Address of principal executive offices)	(Zip Code)

(650) 785-7171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported on the Company’s Current Report on Form 8-K filed on June 3, 2026, CXApp Inc. (“CXAI” or the “Company”), through its wholly owned subsidiary, CXAI Australia Pty Ltd (“CXAI Australia”), completed the acquisition (the “Acquisition”) of 100% of the issued and outstanding equity interests of Virtus Digital Marketing Pty Ltd dba Engine Room Applications (“EngineRoom”) on June 3, 2026, pursuant to that certain Share Sale Deed (the “Agreement”), dated as of June 3, 2026, by and among the Company, CXAI Australia and EngineRoom. This Current Report on Form 8-K is being filed to report certain matters arising in connection with the Acquisition.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 30, 2026, the Audit Committee (the “Committee”) of the Board of Directors of the Company dismissed WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm. The Committee approved the dismissal. Also on June 30, 2026, the Committee appointed KNAV CPA LLP (“KNAV”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026.

The audit reports of Withum on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through the date of Withum’s dismissal, there were no “disagreements,” as described in Item 304(a)(1)(iv) of Regulation S-K, with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Withum’s satisfaction, would have caused Withum to make reference to the subject matter of the disagreement in its reports on the company’s financial statements.

During the Company’s fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through the date of Withum’s dismissal, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, except that, as disclosed in the Company’s Form 10-K for the year ended December 31, 2024, management identified material weaknesses in internal control over financial reporting relating to (i) income tax accruals, (ii) period-end expense accruals, and (iii) the identification and fair value accounting for embedded derivatives. These material weaknesses rendered internal control over financial reporting not effective as of December 31, 2024 and resulted in the restatement of the Company’s unaudited interim financial statements for the quarters ended June 30, 2024 and September 30, 2024. As disclosed in the Company’s Form 10-K for the year ended December 31, 2025, these material weaknesses were fully remediated as of December 31, 2025.

The Committee discussed such reportable events with Withum and the Company has authorized Withum to respond fully to the inquiries of KNAV concerning such reportable events.

The Company provided Withum with a copy of this current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Withum’s letter, dated as of July 6, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated herein by reference.

During the Company’s two most recent fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through the date of Withum’s dismissal, neither the Company nor anyone acting on its behalf consulted with KNAV regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KNAV concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

In connection with the Acquisition, Joy L. Mbanugo, the former Chief Financial Officer, was separated from the Company effective June 29th, 2026. Ms. Mbanugo’s separation was not the result of any disagreement with the Company, its management or its Board of Directors on any matter relating to its operations, policies or practices. Ms. Mbanugo’s separation from employment will be treated per her employment agreement with the Company dated July 18, 2024.

Appointment of Interim Chief Financial Officer

On July 1st, 2026, the Board of Directors of CXApp appointed Melissa G. Podruzny to serve as the Interim Chief Financial Officer of the Company, succeeding Ms. Mbanugo who previously served as the Chief Financial Officer. The appointment is for an initial three-month transition period, commencing July 1st, 2026, in connection with the Company’s acquisition and integration of EngineRoom and the ongoing optimization of the Company’s finance organization. Ms. Podruzny will be reporting to the Chief Executive Officer and subject to the oversight of the Audit Committee of the Board of Directors.

Ms. Podruzny, 41, has served as Head of Finance of EngineRoom since January 2024, having joined the company as Finance Manager in May 2023. From January 2024 to December 2025, she concurrently served as Fractional Controller of E-LAB Consulting. Ms. Podruzny is also a co-owner of Refracted Aspect Collective, a consultancy through which she provides financial and operational services. Before joining EngineRoom, Ms. Podruzny served as Finance Manager and Business Intelligence Analyst at Omnii Pty Ltd from February 2020 to May 2023. Ms. Podruzny holds a Certificate IV in Accounting and Bookkeeping, along with professional certifications in finance and operations.

In connection with the appointment of Ms. Podruzny as the Company’s Interim Chief Financial Officer, the Company entered into a letter agreement with Ms. Podruzny (the “Appointment Letter”). Pursuant to the Appointment Letter, Ms. Podruzny will continue to receive her existing annual base salary of CAD $141,180. In recognition of the additional responsibilities associated with serving as Interim Chief Financial Officer, Ms. Podruzny will also receive (i) an interim assignment premium of an additional CAD $30,000, payable over the three-month interim period through the Company’s normal payroll practices, and (ii) a transition completion bonus of CAD $20,000, payable upon successful completion of the interim period, subject to the achievement of certain performance objectives and the approval of the Chief Executive Officer and the Compensation Committee.

Pursuant to the Appointment Letter, Ms. Podruzny will also receive a non-qualified stock option grant covering 50,000 shares of the Company’s common stock (the “Stock Options”). The Stock Options (i) will be subject to the terms and conditions of the Company’s 2023 Equity Incentive Plan and an applicable stock option agreement, (ii) are subject to the approval of the Company’s Board of Directors, (iii) will have an exercise price equal to the fair market value of the Company’s common stock on the grant date, and (iv) will vest over twenty-four months, subject to a one-year cliff, with 25,000 options becoming vested on the first anniversary of the grant date and the remaining 25,000 options vesting in equal monthly installments over the following twelve months, in each case subject to Ms. Podruzny’s continued employment with the Company.

The Appointment Letter provides for a term that is at-will, with the initial three-month period subject to extension by mutual agreement or earlier termination by the Company. The Company may extend the appointment should business needs require continued interim financial leadership. The Appointment Letter also provides that Ms. Podruzny will continue to comply with the Company’s confidentiality policies, insider trading policies, codes of business conduct, and applicable federal securities laws governing officers of a publicly traded company.

The foregoing is a summary of the Appointment Letter and is not intended to be a complete description. It is qualified in its entirety by reference to the full text of the Appointment Letter, which is filed as Exhibit 10.1 hereto, as well as the 2023 Equity Incentive Plan and the related form of award agreements, previously filed as exhibits to the Company’s reports with the Securities and Exchange Commission and incorporated herein by reference in their entirety.

There is no arrangement or understanding between Ms. Podruzny and any other person pursuant to which Ms. Podruzny was appointed as Chief Financial Officer. There are also no family relationships between Ms. Podruzny and any director or executive officer of the Company. In addition, Ms. Podruzny has no direct or indirect material interest in any “related person” transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Appointment Letter, dated as of July 1, 2026 by and between CXApp Inc. and Melissa G. Podruzny
16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission dated July 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: July 6, 2026	By:	/s/ Khurram P. Sheikh
		Name:	Khurram P. Sheikh
		Title:	Chairman and Chief Executive Officer

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